UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2019 (May 15, 2019)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900 Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 8.25% Series A Cumulative Redeemable, par value $0.01 per share	ABR-PA	New York Stock Exchange
Preferred Stock, 7.75% Series B Cumulative Redeemable, par value $0.01 per share	ABR-PB	New York Stock Exchange
Preferred Stock, 8.50% Series C Cumulative Redeemable, par value $0.01 per share	ABR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement

On May 15, 2019, Arbor Realty Trust, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), among the Company, Arbor Realty Limited Partnership and J.P. Morgan Securities LLC and JMP Securities LLC, as underwriters (the “Underwriters”), for the issuance and sale by the Company of 8,000,000 shares of its common stock, par value $0.01 per share (the “Common Stock”). The Underwriters agreed to purchase the Common Stock from the Company at a price of $12.58 per share, resulting in approximately $100.5 million of total net proceeds, after deducting the estimated expenses of this offering, to the Company. In addition, the Company granted the Underwriters an option for 30 days to purchase up to an additional 1,200,000 shares of Common Stock, which the Underwriters exercised in full on May 16, 2019. The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and certain affiliated entities and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The transaction contemplated by the Underwriting Agreement closed on May 20, 2019.

The offering and sale of Common Stock were made pursuant to a preliminary prospectus supplement and final prospectus supplement related to the Company’s effective shelf registration statement on Form S-3 (File No. 333-225602), each of which has been filed with the Securities and Exchange Commission. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement. The legal opinion of Venable LLP relating to the legality of the Common Stock is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit
1.1	Underwriting Agreement, dated May 15, 2019, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and J.P. Morgan Securities LLC and JMP Securities LLC, as underwriters
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: May 20, 2019